PRELIMINARY OFFERING - NOVA SMART SOLUTIONS INC.

3,000,000 Shares

COMMON STOCK

$0.15 per Share

We are offering up to a maximum of 3,000,000 shares of our Common Stock (the "Shares"). There is no public market for the Shares or any other securities of our Company, and no such market will develop as a result of this offering.

THE SHARES OFFERED HEREBY ARE HIGHLY SPECULATIVE, AND AN INVESTMENT IN SHARES INVOLVES A HIGH DEGREE OF RISK AND IMMEDIATE AND SUBSTANTIAL DILUTION FROM THE OFFERING PRICE. SEE "RISK FACTORS" AND "DILUTION."

THIS OFFERING IS BEING MADE ONLY TO INVESTORS WHO ARE NOT “U.S. PERSONS” AND ARE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS PROVIDED BY REGULATION S. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES ARE NOT REGISTERED UNDER THE ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HEDING TRANSACTIONS INVOLVING THESE SECURITIES BEING OFFERED MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

NOTHING IN THIS OFFERING MEMORANDUM CONSTITUTES AN OFFER OF SECURITIES FOR SALE IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO DO SO. ANY SECURITIES TO BE ISSUED HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE OR LOCAL SECURITIES LAWS. YOU ARE NOT AUTHORIZED TO AND YOU MAY NOT FORWARD OR DELIVER THIS OFFERING MEMORANDUM, ELECTRONICALLY OR OTHERWISE, TO ANY OTHER PERSON OR REPRODUCE SUCH OFFERING MEMORANDUM IN ANY MANNER WHATSOEVER. ANY FORWARDING, DISTRIBUTION OR REPRODUCTION OF THIS DOCUMENTM IN WHOLE OR IN PART IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT OR THE APPLICABLE LAWS OF OTHER JURISDICTIONS.

	Number of Shares Offered	Offering Price
Per Share	-------	$0.15
Total Offering	3,000,000	$450,000

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NOVA SMART SOLUTIONS INC.

The date of this Private Placement Memorandum is October 1st 2015.

No person has been authorized to give any information or to make any representations in connection with the offer made by this private placement memorandum, nor has any person been authorized to give any information or make any representations other than those contained in this private placement memorandum, and if given or made, such information or representations must not be relied upon. This private placement memorandum does not constitute an offer to sell or solicitation of an offer to buy in any jurisdiction in which such offer or solicitation would be unlawful or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this private placement memorandum nor any sale made hereunder shall, under any circumstances, create an implication that there as has been no change in the affairs of our company since the date hereof.

This private placement memorandum is submitted on a confidential basis for use by a limited number solely in consideration of the purchase of the Shares described herein in a private placement. The acceptance of this private placement memorandum constitutes an agreement on the part of the recipient hereof and the recipient's representatives to maintain the confidentiality of the information contained herein. This private placement memorandum may not be reproduced in whole or in part. The use of this private placement memorandum for any purpose other than an investment in the Shares described herein is not authorized and is prohibited.

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SUMMARY

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this private placement memorandum. See "Risk Factors" for information to be considered by prospective investors

The Company

Introduction

Offering of Common Stock

Nova Smart Solutions Inc. (“Nova”) is a technologically driven company focusing on smart and intelligent solutions for a wide array of industries. We believe we differentiate our business from other business solutions as we create and build solutions that improve the synergy between processes and the people to work better together. With deep technical software and industry expertise, we are driven to offer smart and integrated solutions for companies. Currently, the Group engages in two businesses, but has yet to gain any certain level of market share in each operation. The Group’s businesses are classified into two reportable segments, which are “UAV” and “Corporate Solutions”.

UAV Segment

We intend to design, provide and manufacture a suite of products and integrated solutions for our customers focusing on the following three sectors:

•	Natural resources
•	Aviation
•	Security systems

The natural resources division intends to tailor our products and services for application on the following:

•	Analysis and image processing for industrial production
•	Precision agriculture and crop health monitoring
•	Mining & quarrying
•	High resolution inspection and detection systems
•	VOC, heat and gas detection

The aviation division intends to tailor our products and services for application on the following:

•	Transportation
•	Accident & traffic monitoring
•	The autonomous flight algorithm (AFA) or Smart Flight
•	Infrastructure inspection & wind turbine inspection
•	Filmmaking and photography

The security systems division intends to tailor our products and services to offer a top security and access control provider to homeowners and small business owners. We specialize in the following:

•	High resolution camera systems
•	Search & Rescue (SAR), disaster response
•	Surveillance (CCTV Systems)
•	News and media reporting
•	Wildlife protection & anti-poaching
•	Security alarm systems & alarm monitoring
•	Firefighting

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Corporate Solutions Segment

TalentCloud Ltd, was incorporated to be a fully-owned subsidiary of Nova Smart Solutions Inc. in June 25, 2015, for the purpose of initiating the Corporate Solutions segment of the business in Asia. The corporate solutions division focuses on developing technologies to:

•	Assist corporations with customized software for the betterment in their day-to-day business.
•	Providing smart solutions for sourcing of top notch professional in entry, middle and top level management via our TalentCloud smart system.

Market Opportunity and Strategy

The drones industry, more technically referred to as Unmanned Aerial Vehicles (UAVs) industry has been constantly growing starting from 2010 and it appears to be representing one of the fastest expanding and evolving market segments. Analysts’ projections forecast a worldwide industry valued at $91 billion by 2024, with an annual expenditure estimated at $11.5 billion. (Teal Group 2014 UAVs market study).

The UAVs market is rapidly attracting the attention of investors worldwide: the positive projections and optimism about the future development of the industry, have driven both start-ups and well-established companies previously operating in other market sectors, to enter the UAVs market, none withstanding the regulatory debate surrounding the industry, as international policy makers and stakeholders are concerned with evaluating the potential risks and economic impact of these technologies.

Our goal is to become a leading provider of UAVs. Key elements of the strategy to achieve this goal include the following:

•	Taking advantage of changes in the external environment
•	Refreshing our business model to achieve competitive advantage
•	Build the right mindset and culture
•	Innovate to obtain specific business outcomes

Our Corporate Solutions segment intends to initially compete in the employment services industry by offering a broad range of services, including permanent, temporary and contract recruitment, project-based workforce solutions, assessment and selection, training, career and talent management, managed service solutions, outsourcing, consulting and professional services.

Our industry is large and fragmented, comprised of thousands of firms employing millions of people and generating billions of United States dollars in annual revenues. In most areas, no single company has a dominant share of the employment services market. The largest publicly owned companies specializing in recruitment services are ManpowerGroup Inc. (US), Adecco, S.A. (Switzerland) and Randstad Holding N.V. (Netherlands). We also compete against a variety of regional or specialized companies such as Kelly Services, Inc., Robert Half Inc., Kforce Inc., PageGroup, Korn/Ferry International and Alexander Mann. It is a highly competitive industry, reflecting several trends in the global marketplace such as the notably increasing demand for skilled people, employers’ desire for more flexible working models and consolidation among clients and in the employment services industry itself. We manage these trends by leveraging established strengths; geographic diversification; service scope; an innovative product mix; and recruiting and assessment expertise.

Principal Offices

Our principal offices are located at 6790 Collins Avenue, Miami Beach, State of Florida, 33141, telephone (786) 220-3322. We were incorporated in Florida on June 11, 2015.

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The Offering

Securities Offered

We are offering a maximum of 3,000,000 shares at $0.15 per share. The minimum purchase per investor is 1,000 shares, or $150.

Use of Proceeds

Nova will use the aggregate amount of the capital raised from the selling of the offering to fund the start-up of our plan of operations over the 12 month period including: (1) to pay for professional expenses; (2) to set up an office; (3) to set up a website and online management system; (4) set up an advertising and marketing program; (5) research & development; and (6) general corporate purposes.

Our plan of operations over the 12 month period following the successful completion of our offering of $450,000 is to use such funds as follow: (i) $30,000 to open and set up an office; (ii) $30,000 to set up a website and online management system; (iii) $50,000 to establish an advertising and marketing program; (iv) $40,000 for professional fees; (v) $200,000 for research & development; and (vi) $100,000 for general corporate purposes.

In the event that we raise $337,500, we will use such funds as follow: (i) $40,000 for professional fees; (ii) $30,000 for setting up an office; (iii) $30,000 to set up a website and online management system; (iv) $50,000 to establish an advertising and marketing program; (v) $137,500 for research & development; and (vi) $50,000 for general corporate purposes.

In the event that we raise $225,000, we will use such funds as follows: (i) $40,000 for professional fees; (ii) $30,000 for setting up an office; (iii) $30,000 to set up a website and online management system; (iv) $50,000 to establish an advertising and marketing program; (v) $50,000 for research & development; and (vi) $25,000 for general corporate purposes.

In the event that we raise $112,500, we will use such funds as follows: (i) $20,000 for professional fees; (ii) $15,000 for setting up an office; (iii) $15,000 to set up a website and online management system; (iv) $20,000 to establish an advertising and marketing program; and (v) $42,500 for research & development. See “Use of Proceeds” on page 18.

We are currently not profitable. Until such time as we are able to use revenue from ongoing sales for some of our operating expenses, we plan to raise additional funding for our twelve-month business plan by way of private debt or equity financing, but have not commenced any activities to raise such funds. We cannot provide any assurance that we will be able to raise sufficient funds to proceed with our twelve month business plan.

Shares Outstanding

There are currently outstanding 58,300,000 shares of our Common Stock. Additionally there are currently outstanding 4 share of our Series A Convertible Preferred Stock, 200 shares of our Series B Convertible Preferred Stock, and 150 shares of our Series E Convertible Preferred Stock (the "Existing Preferred Stock"). The Existing Preferred Stock is convertible into Common Stock as detailed in the designations for Preferred Stock. Assuming all shares offered in this offering are sold, we would have outstanding 61,300,000 shares of Common Stock.

RISK FACTORS

An investment in our common stock involves a high degree of risk.  You should carefully consider the risks described below and the other information in this prospectus before investing in our common stock.  If any of the following risks occur, our business, operating results and financial condition could be seriously harmed.  There is currently no market for our common stock. Even if a market exists in the future, the trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

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We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, may elect to comply with certain reduced public company reporting requirements for future filings.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus.  Any representation to the contrary is a criminal offense.

Implications of Being an Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, or (“the Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, or (“the JOBS Act”).   As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

We could remain an “emerging growth company” for up to five years, or until the earliest of (a) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (b) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (c) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

We are also considered a "smaller reporting company,"  If we are still considered a "smaller reporting company" at such time as we cease to be an "emerging growth company," we will still be able to take advantage of scaled disclosure requirements.

For more information, please see our Risk Factor entitled "We are an ‘emerging growth company’ and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors."

Risks Associated With Nova Smart Solutions Inc.

We have no operating history.

To date we have engaged primarily in finalizing our business plan, developing our products and services, establishing the corporate and other formalities necessary to begin operations, and negotiating relationships with strategic business partners.  Accordingly, we have no operating history on which to base an evaluation of our business and prospects.  Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stages of development.  We cannot assure you that we will be successful in addressing the risks we may encounter, and our failure to do so could have a material adverse effect on our business, prospects, financial condition and results of operations.

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The failure to attract and retain key personnel, or effectively manage succession, could have an adverse impact on our results of operations.

Our ability to anticipate and effectively respond to changing apparel trends depends in part on our ability to attract and retain key personnel. Competition for personnel is intense, and we cannot be sure that we will be able to attract and retain a sufficient number of qualified personnel. If we are unable to retain, attract, and motivate talented employees with the appropriate skill sets, or if changes to our organizational structure, operating results, or business model adversely affect morale or retention, we may not achieve our objectives and our results of operations could be adversely impacted. In addition, the loss of one or more of our key personnel or the inability to effectively identify a suitable successor to a key role could have a material adverse effect on our business.

Our results could be adversely affected by natural disasters, public health crises, political crises, or other catastrophic events.

Natural disasters, such as hurricanes, tornadoes, floods, earthquakes, and other adverse weather and climate conditions; unforeseen public health crises, such as pandemics and epidemics; political crises, such as terrorist attacks, war, labor unrest, and other political instability; or other catastrophic events, such as disasters occurring at our vendors' manufacturing facilities, whether occurring in the United States or internationally, could disrupt our operations or the operations of one or more of our vendors. In particular, these types of events could impact our product supply chain from or to the impacted region and could impact our ability to operate our websites. In addition, these types of events could negatively impact consumer spending in the impacted regions or depending upon the severity, globally. Disasters occurring at our vendors’ manufacturing facilities could impact our reputation and our customers’ perception of our brands. To the extent any of these events occur, our operations and financial results could be adversely affected.

Results are impacted by the effects of, and changes in, worldwide economic and capital markets conditions.

The Company plans to operate in a number of countries and hopes to derive revenues from both inside and outside the United States. The Company’s business is subject to global competition and may be adversely affected by factors in the United States and other countries that are beyond its control, such as disruptions in financial markets, economic downturns in the form of either contained or widespread recessionary conditions, elevated unemployment levels, sluggish or uneven recovery, in specific countries or regions, or in the various industries in which the Company operates; social, political or labor conditions in specific countries or regions; natural and other disasters affecting the operations of the Company or its customers and suppliers; or adverse changes in the availability and cost of capital, interest rates, tax rates, or regulations in the jurisdictions in which the Company operates.

Worldwide and domestic economic trends and financial market conditions

We are subject to risks associated with adverse economic conditions, including economic slowdown, inflation, and the disruption, volatility and tightening of credit and capital markets. Unfavorable global or regional economic conditions could adversely impact our business, liquidity, financial condition and results of operations. Unemployment, tax increases, governmental spending cuts or a return of high levels of inflation could affect consumer spending patterns and purchases of our products. These could also create or exacerbate credit issues, cash flow issues and other financial hardships for us and our potential suppliers, distributors, retailers and consumers. The inability of suppliers, distributors and retailers to access liquidity could impact our ability to produce and distribute our products.

We may not be able to implement our growth strategy for our UAVs which could adversely affect our business, financial condition and results of operations.

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In pursuit of our growth strategy, we will be entering into a number of strategic relationships to increase our penetration into the relative markets.  We are currently focusing our business development efforts to enter into new relationships. Should our relationships fail to materialize into significant agreements or should we fail to work efficiently with these companies, we may lose sales and marketing opportunities and our business, results of operations and financial condition could be adversely affected.

Our future growth is dependent on our gaining market acceptance and regular production orders for our products and services. In the event we are not successful in obtaining a significant volume of orders for our products and services, we will face significant obstacles in expanding our business.

Our growth is also dependent on the development of new products, based on internal research and development. We may not accurately identify market needs before we invest in the development of a new product.  In addition, we might face difficulties or delays in the development process that will result in our inability to timely offer products that satisfy the market and competing products may emerge during the development and certification process.

Global economic conditions and the impact on consumer spending patterns could adversely impact our results of UAV operations.

The Company’s performance is subject to global economic conditions and their impact on levels of consumer spending worldwide. Some of the factors that may influence consumer spending include high levels of unemployment, higher consumer debt levels, reductions in net worth based on market declines and uncertainty, home foreclosures and reductions in home values, fluctuating interest rates and credit availability, government austerity measures, fluctuating fuel and other energy costs, fluctuating commodity prices, and general uncertainty regarding the overall future economic environment. Consumer purchases of discretionary items, including our merchandise, generally decline during periods when disposable income is adversely affected or there is economic uncertainty.

Adverse economic changes in any of the regions in which we and our franchisees sell our products could reduce consumer confidence, and thereby could negatively affect earnings and have a material adverse effect on our results of operations. In challenging and uncertain economic environments, we cannot predict whether or when such circumstances may improve or worsen, or what impact, if any, such circumstances could have on our business, results of operations, cash flows, and financial position.

Global operations, currency rate fluctuations, interest rate fluctuations and geopolitical uncertainty

Our UAV products and services are intended to be produced and sold in numerous countries throughout the world. Risks associated with international operations, any of which could have a material adverse effect on our business, liquidity, financial condition and results of operations, include:

•	changes in local political, economic, social and labor conditions;
•	potential disruption from socio-economic violence, including terrorism and drug-related violence;
•	restrictions on foreign ownership and investments or on repatriation of cash earned in countries outside the U.S.;
•	changes in laws, governmental regulations and policies in many countries outside the U.S.;
•	import and export requirements;
•	currency exchange rate fluctuations;
•	a less developed and less certain legal and regulatory environment, which among other things can create uncertainty with regard to liability issues;
•	laws regarding the enforcement of contract and intellectual property rights;
•	inadequate levels of compliance with applicable anti-bribery laws, including the Foreign Corrupt Practices Act; and
•	other challenges caused by distance, language and cultural differences.

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Our success will depend, in part, on our ability to overcome the challenges we encounter with respect to these factors and other matters generally affecting U.S. companies with global operations. Although we have implemented policies and procedures designed to ensure compliance with U.S. and foreign laws and regulations, including anti-corruption laws, there can be no assurance that our employees, business partners or agents will not violate our policies or take action determined to be in violation of the law. Any determination that our operations or activities were not in compliance with applicable U.S. or foreign laws or regulations could result in the imposition of fines and penalties, interruptions of business, terminations of necessary licenses and permits, and other legal and equitable sanctions.

We are also exposed to risks associated with currency fluctuations and risks associated with interest rate fluctuations. Currency exchange rates between the U.S. dollar and foreign currencies in the markets in which we do business have fluctuated in recent years and are likely to continue to do so in the future. We manage our exposure to foreign currency and interest rate risks utilizing derivative instruments and other means to reduce those risks. We could experience changes in our ability to hedge against or manage fluctuations in foreign currency exchange rates or interest rates and, accordingly, there can be no assurance that we will be successful in reducing those risks. We could also be affected by nationalization of our international operations, unstable governments, unfamiliar or biased legal systems or intergovernmental disputes. These currency, economic and political uncertainties may have a material adverse effect on our results of operations and financial condition, especially to the extent these matters, or the decisions, policies or economic strength of our suppliers and distributors, affect our global operations.

There can be no assurance that our UAV products will gain market acceptance and therefore we may never recover our investment in those product families.

We have not yet received any orders with respect to the sale of any of our UAV products or services and there can be no assurance that we will ever receive any such orders.  If our products do not achieve market acceptance, our business, results of operations and financial condition will be adversely affected.

Competition in the market for our UAV products and services is intense.  Our products and services may not achieve market acceptance which could adversely affect our business, financial condition and results of operations.

The market for our products is highly competitive and we may not be able to compete effectively in our market.  We expect to continue to face competition from our competitors.  Most of our competitors are larger and have substantially greater resources than us, including financial, technological, marketing and distribution capabilities and enjoy greater market recognition than we do.  These competitors are able to achieve greater economies of scale and may be less vulnerable to price competition than us.  We may not be able to offer our products as part of integrated systems to the same extent as our competitors or successfully develop or introduce new products that are more cost effective or offer better performance than those of our competitors.  Failure to do so could adversely affect our business, results of operations and financial condition.

Reductions in defense budgets worldwide may cause our revenues from UAV to grow at a slower rate, which would adversely affect our business, operating results and financial condition.

We expect a proportion of our future revenues to be derived from the sale of products with military applications.  The defense budgets of a number of countries may be reduced in the future.  Declines in defense budgets may result in reduced demand for our products and manufacturing services. This would result in reduction in our core business’ revenues and adversely affect our business, results of operations and financial condition

Unfavorable national and global economic conditions could have a material adverse effect on our business, operating results and financial condition.

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During periods of slowing economic activity, our customers may reduce their demand for our products and technology, which would reduce our sales, and our business, operating results and financial condition may be adversely affected. Economies throughout the world currently face a number of challenges, including threatened sovereign defaults, credit downgrades, restricted credit for businesses and consumers and potentially falling demand for a variety of products and services. Notwithstanding the improving economic conditions in some of our target markets, many companies are still cutting back expenditures or delaying plans to add additional personnel or systems. Any further worsening of the global economic condition could result in longer sales cycles, slower adoption of new technologies and increased price competition for our products and services. We could also be exposed to credit risk and payment delinquencies on our accounts receivable, which are not covered by collateral.  Any of these events would likely harm our business, operating results and financial condition.

Claims that our products infringe upon the intellectual property of third parties may require us to incur significant costs, enter into licensing agreements or license substitute technology.

Third parties may assert infringement claims against us or claims that we have violated a patent or infringed on a copyright, trademark or other proprietary right belonging to them.  Any infringement claim, even one without merit, could result in the expenditure of significant financial and managerial resources to defend against the claim.  Moreover, a successful claim of product infringement against us or a settlement could require us to pay substantial amounts or obtain a license to continue to use the technology that is the subject of the claim, or otherwise restrict or prohibit our use of the technology.  We might not be able to obtain a license from the third party asserting the claim on commercially reasonable terms, if at all.  We also may not be able to obtain a license from another provider of suitable alternative technology to permit us to continue offering the product.  Infringement claims asserted against us could have a material adverse effect on our business, operating results and financial condition.

Sales of our UAV products are subject to governmental procurement procedures and practices; termination, reduction or modification of contracts with our customers or a substantial decrease in our customers’ budgets may adversely affect our business, operating results and financial condition.

Some of our UAV products will likely be sold to governmental agencies, governmental authorities and government-owned companies, many of which have complex and time consuming procurement procedures.  A substantial period of time may elapse from the time we begin marketing a product until we actually sell that product to a particular customer.  In addition, our sales to governmental agencies, authorities and companies are directly affected by these customers’ budgetary constraints and the priority given in their budgets to the procurement of our products.  A decrease in governmental funding for our customers’ budgets would adversely affect our results of operations.  This risk is heightened during periods of global economic slowdown.  Accordingly, governmental purchases of our systems, products and services may not materialize in the future as the governmental purchasing agencies may terminate, reduce or modify contracts or subcontracts if:

•	their requirements or budgetary constraints change;

•	they cancel multi-year contracts and related orders if funds become unavailable;

•	they shift spending priorities into other areas or for other products; or

•	they adjust contract costs and fees on the basis of audits.

Any such event may have a material adverse effect on us.

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If we do not receive the governmental approvals necessary for the export of our products, our sales may be negatively impacted.  Similarly, if our suppliers and partners do not receive government approvals necessary to export their products or designs to us, our revenues may be negatively impacted and we may fail to implement our growth strategy.

A license may be required in the future to initiate marketing activities.  We may also be required to obtain a specific export license for any hardware exported.  We may not be able to receive all the required permits and licenses for which we may apply in the future.  If we do not receive the required permits for which we apply, our revenues may be negatively impacted upon.

We may be subject to laws regulating export of “dual use” items (items that are typically sold in the commercial market, but that also may be used in the defense market) and defense export control legislation. If government approvals required under these laws and regulations are not obtained, or if authorizations previously granted are not renewed, our ability to export our products could be negatively impacted, which may have a negative impact on our revenues and a potential material negative impact on our financial results.  Additionally, our participation in governmental procurement processes and other countries is subject to specific regulations governing the conduct of the process of procuring defense contracts.  Furthermore, solicitations for procurements by governmental purchasing agencies are governed by laws, regulations and procedures relating to procurement integrity, including avoiding conflicts of interest and corruption in the procurement process.  We may not be able to respond quickly and effectively to changing laws and regulations and any failure to comply with such laws and regulations may subject us to significant liability and penalties.

We do not have a large number of suppliers of components for our products to rely upon and if we are unable to obtain these components when needed, we could experience delays in the manufacturing of our products and our financial results could be adversely affected.

We plan to acquire most of the components for the manufacture of our products from suppliers and subcontractors. We have not entered into any agreements or arrangements with any potential suppliers or subcontractors.   Suppliers of some of the components may require us to place orders with significant lead-times to assure supply in accordance with our manufacturing requirements.  Our present lack of working capital may cause us to delay the placement of such orders and may result in delays in supply.  Delays in supply may significantly hurt our ability to fulfill our contractual obligations and may significantly hurt our business and result of operations.  In addition, we may not be able to continue to obtain such components from these suppliers on satisfactory commercial terms.  Disruptions of our manufacturing operations would ensue if we were required to obtain components from alternative sources, which would have an adverse effect on our business, results of operations and financial condition.

Rapid technological changes may adversely affect the market acceptance of our products and could adversely affect our business, financial condition and results of operations.

The market in which we compete is subject to technological changes, introduction of new products, change in customer demands and evolving industry standards.  Our future success will depend upon our ability to keep pace with technological developments and to timely address the increasingly sophisticated needs of our customers by supporting existing and new technologies and by developing and introducing enhancements to our current products and new products.  We may not be successful in developing and marketing enhancements to our products that will respond to technological change, evolving industry standards or customer requirements.  In addition, we may experience difficulties that could delay or prevent the successful development, introduction and sale of such enhancements and such enhancements may not adequately meet the requirements of the market and may not achieve any significant degrees of market acceptance.  If release dates of our new products or enhancements are delayed or, if when released, they fail to achieve market acceptance, our business, operating results and financial condition may be adversely affected.

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Breaches of network or information technology security, natural disasters or terrorist attacks could have an adverse effect on our business.

Cyber-attacks or other breaches of network or IT security, natural disasters, terrorist acts or acts of war may cause equipment failures or disrupt our systems and operations. We may be subject to attempts to breach the security of our networks and IT infrastructure through cyber-attack, malware, computer viruses and other means of unauthorized access.  The potential liabilities associated with these events could exceed the insurance coverage we maintain.  Our inability to operate our facilities as a result of such events, even for a limited period of time, may result in significant expenses or loss of market share to other competitors in the defense electronics market.  In addition, a failure to protect the privacy of customer and employee confidential data against breaches of network or IT security could result in damage to our reputation.  To date, we have not been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, resulted in a material adverse effect on our business, operating results and financial condition.

The Company’s future results may be affected by various legal and regulatory proceedings and legal compliance risks, including those involving product liability, antitrust, intellectual property, environmental, the U.S. Foreign Corrupt Practices Act and other anti-bribery, anti-corruption, or other matters.

The outcome of these legal proceedings may differ from the Company’s expectations because the outcomes of litigation, including regulatory matters, are often difficult to reliably predict. Various factors or developments can lead the Company to change current estimates of liabilities and related insurance receivables where applicable, or make such estimates for matters previously not susceptible of reasonable estimates, such as a significant judicial ruling or judgment, a significant settlement, significant regulatory developments or changes in applicable law. A future adverse ruling, settlement or unfavorable development could result in future charges that could have a material adverse effect on the Company’s results of operations or cash flows in any particular period.

We have limited business, sales and marketing experience in our UAV industry.

We have minimal operations. While we have plans for marketing our products and services, there can be no assurance that such efforts will be successful. Additionally, we are a newly-formed, development stage company with no prior experience in the UAV industry. We are entirely dependent on the services of our officers and directors, Mr. Sergio Camarero Blanco and Mr. Jesús Emilio Hoyos Quintero to build our customer base. Our company has no prior experience which it can rely upon in order to establish the number of customers to purchase from our Company. Prospective customers will be less likely to use our online platform than a competitor’s because we have no prior experience in this business.

Current management’s lack of experience in and with the UAV business means that it is difficult to assess, or make judgments about, our potential success.

Our officers and directors have no prior experience with or have ever been employed in a job involving businesses and industries related to Unmanned Aerial Vehicles. Additionally, our officers and directors do not have a college or university degree, or other educational background in the business. With no direct training relating to industries associated with the lifestyle business, our officers and directors may not be fully aware of many of the specific requirements related to the business. Consequently, our operations, earnings, and ultimate financial success could suffer irreparable harm due to our officers and directors’ future possible mistakes, lack of sophistication, judgment or experience in the business.

Our results of Corporate Solutions operations could be adversely affected by volatile or uncertain economic conditions.

Our business is affected by global macroeconomic conditions, which have recently included considerable uncertainty and volatility. Even without uncertainty and volatility, it is difficult for us to forecast future demand for our services

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due to the inherent difficulty in forecasting the direction and strength of economic cycles, and the short-term nature of many of our staffing assignments. This situation can be exacerbated by uncertain and volatile economic conditions, which may cause potential clients to reduce or defer projects for which they utilize our services, thereby negatively affecting demand for them. When it is difficult for us to accurately forecast future demand, we may not be able to determine the optimal level of personnel and office investments necessary to profitably operate our business or take advantage of growth opportunities.

Furthermore, our profitability will be sensitive to decreases in demand. When demand drops or remains low, our operating profit is likely to be impacted unfavorably as we experience a deleveraging of our selling and administrative expense base as expenses may not decline as quickly as revenues. In periods of decline, we may not be able to reduce selling and administrative expenses without negatively impacting the long-term potential of our branch network and brands. Additionally, during periods of decline or uncertainty, companies may slow the rate at which they pay their vendors, or they may become unable to pay their obligations. If our clients become unable to pay amounts owed to us, or pay us more slowly, then our cash flow and profitability may suffer.

There is a risk that any economic recovery may be short-lived and uneven, and may not result in increased demand for our Corporate Solutions services.

During periods of economic contraction or weak economic growth, we expect the demand for our staffing services to typically decline, and these declines may be prolonged even if other economic indicators turn positive. We believe that our business will declined during a global economic downturn, as clients/potential clients will require fewer of our workforce solutions and services, and there is a risk that even if overall global economic conditions improve, we will continue to experience declines in all, or in portions, of our business. Recoveries are difficult to predict, and may be short-lived, slow or uneven, with some regions, or countries within a region, continuing to experience declines or weakness in economic activity while others improve. Differing economic conditions and patterns of economic growth or contraction in the geographical regions in which we operate may affect demand for our solutions and services. Even if global economic conditions improve, it may not result in uniform, or any, increases in demand for our solutions and services within the markets where our business is concentrated.

We may lack the speed and agility to respond to the needs of our Corporate Solutions clients.

There is a risk we may not be able to respond with sufficient speed and agility to the needs of our (potential) clients, which may change rapidly as their businesses evolve. The size and breadth of our organization may make it difficult for us to effectively manage our resources and provide coordinated solutions to our clients who require our services in multiple locations. We see a trend in more multi-country and enterprise-level relationships and we may have difficulty in profitably managing and delivering projects involving multiple countries. If we are not effective at meeting the needs of our current and prospective clients, or our competitors are more agile or effective at doing so, our business and financial results could be materially adversely affected.

The worldwide employment services industry is highly competitive with limited barriers to entry, which could limit our ability to maintain or increase our market share or profitability.

The worldwide employment services industry is highly competitive with limited barriers to entry, and in recent years has undergone significant consolidation. We intend to compete in markets throughout the world with full-service and specialized employment services agencies. Several of our global competitors, including ManpowerGroup, Adecco S.A. and Randstad Holding N.V., have very substantial marketing and financial resources, and are better positioned in certain markets. Portions of our industry may become increasingly commoditized, with the result that competition in key areas could become more focused on pricing. We expect that we will continue to experience pressure on price from competitors and clients. There is a risk that we will not compete effectively, including on price, which could limit our ability to maintain or increase our market share and could adversely affect our profitability. This may worsen as clients increasingly take advantage of low-cost alternatives including using their own in-house resources rather than engaging a third party.

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We may be unable to effectively implement our business strategy for our Corporate Solutions segment, and there can be no assurance that we will achieve our objectives.

Our business strategy focuses on growing revenues while improving our operating profits. An important element of our strategy is our effort to diversify our revenues beyond our core staffing and employment services through the sale of corporate solutions that have higher operating margins. These corporate solutions are often unique, non-repeatable and tailored to a client’s needs, and present costs, risk and complexity that may be difficult to calculate. These solutions may be unprofitable if we are not able to accurately anticipate these costs and risks in our pricing for these solutions, including failure to structure a solution to ensure we recover our initial investments, or if we do not have an adequate delivery plan for these solutions.

Our business strategy also includes continuing efforts to optimize our organizational structure, programs, technology and delivery of services to make us a more agile and effective competitor, to reduce the cost of operating our business and to increase our operating profit and operating profit margin. We may not be successful in these efforts and, we may fail to prevent the return of costs previously eliminated as part of our simplification efforts. If we are not successful in implementing our business strategy or achieving the anticipated results, our business, financial condition and results of operations could be materially adversely affected.

Our performance on Corporate Solutions contracts may be adversely affected if we or third parties fail to deliver on commitments.

Our contracts may be increasingly complex and, in some instances, require that we partner with other parties to provide the corporate solutions required by our clients. Our ability to deliver these solutions and provide the services required by our clients is dependent on our and our partners' ability to meet our clients' delivery requirements and schedules. If we or our partners fail to deliver services on time and in accordance with contractual performance obligations, then our ability to successfully complete our contracts may be adversely affected, which may have a material and adverse impact on our client relations, revenues and profitability.

Our results of Corporate Solutions operations and ability to grow could be materially negatively affected if we cannot successfully keep pace with technological changes in the development and implementation of our services and solutions.

Our success depends on our ability to keep pace with rapid technological changes in the development and implementation of our Corporate Solutions services and solutions. Our business is reliant on a variety of technologies, including those which support applicant on-boarding and tracking systems, order management, billing, and client data analytics. There is a risk we will not sufficiently invest in technology or industry developments, or evolve our business with the right strategic investments, or at sufficient speed and scale, to adapt to changes in our marketplace. Similarly, from time to time we may make strategic commitments to particular technologies to recruit, manage or analyze our workforce or support our business, and there is a risk they will be unsuccessful. These and similar risks could have a negative effect on our services and solutions, our results of operations, and our ability to develop and maintain a competitive advantage in the marketplace.

We could be harmed by improper disclosure or loss of sensitive or confidential company, employee, associate or client data, including personal data.

In connection with the operation of our business, we store, process and transmit a large amount of data, including personnel and payment information, about our employees, clients, associates and candidates, a portion of which is confidential and/or personally sensitive. In doing so, we rely on our own technology and systems, and those of third party vendors we use for a variety of processes. We and our third party vendors have established policies and procedures to help protect the security and privacy of this information. Unauthorized disclosure or loss of sensitive or confidential data may occur through a variety of methods. These include, but are not limited to, systems failure, employee negligence, fraud or misappropriation, or unauthorized access to or through our information systems,

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whether by our employees or third parties, including a cyberattack by computer programmers, hackers, members of organized crime and/or state-sponsored organizations, who may develop and deploy viruses, worms or other malicious software programs.

Such disclosure, loss or breach could harm our reputation and subject us to government sanctions and liability under our contracts and laws that protect sensitive or personal data and confidential information, resulting in increased costs or loss of revenues. It is possible that security controls over sensitive or confidential data and other practices we and our third party vendors follow may not prevent the improper access to, disclosure of, or loss of such information. The potential risk of security breaches and cyberattacks may increase as we introduce new services and offerings, such as mobile technology. Further, data privacy is subject to frequently changing rules and regulations, which sometimes conflict among the various jurisdictions and countries in which we provide services. Any failure or perceived failure to successfully manage the collection, use, disclosure, or security of personal information or other privacy related matters, or any failure to comply with changing regulatory requirements in this area, could result in legal liability or impairment to our reputation in the marketplace.

Government regulations may result in prohibition or restriction of certain types of employment services or the imposition of additional licensing or tax requirements that may reduce our future earnings.

In many jurisdictions in which we intend to operate, the employment services industry is heavily regulated. For example, governmental regulations in Germany restrict the length of contracts and the industries in which our associates may be used. In some countries, special taxes, fees or costs are imposed in connection with the use of our associates. Additionally, in some countries, trade unions have used the political process to target our industry, in an effort to increase the regulatory burden and expense associated with offering or utilizing contingent workforce solutions.

The countries in which we operate may, among other things:

•	create additional regulations that prohibit or restrict the types of employment services that we currently provide;

•	require new or additional benefits be paid to our associates;

•	require us to obtain additional licensing to provide employment services; or

•	increase taxes, such as sales or value-added taxes.

Any future regulations may have a material adverse effect on our business and financial results because they may make it more difficult or expensive for us to continue to provide employment services, particularly if we cannot pass along increases in direct costs to our clients.

We may incur significant costs in the development and implementation of new businesses with no guarantee of success.

In order to remain competitive and expand our business, we have developed, and expect to continue to develop, in-center and ancillary businesses. We may incur significant costs in the development of these businesses, some of which may be outside of our core competency. In addition, we cannot guarantee that these businesses will be successful and contribute to earnings.

We are subject to risks associated with international operations; we expect to generate a significant portion of our sales from customers located in countries that may be adversely affected by political or economic instability and corruption.

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We are a company with worldwide operations. We expect to derive an increasing portion of our sales and future growth from regions that may be more susceptible to political or economic instability. In addition, in many less-developed markets, we may rely heavily on third-party distributors and other agents for the marketing and distribution of our products and capabilities. Many of these distributors do not have internal compliance resources comparable to ours. Business activities in many of these markets may be susceptible to corruption. If our efforts to screen third-party agents and detect cases of potential misconduct fail, we could be held responsible for the noncompliance of these third parties under applicable laws and regulations, which may adversely affect our reputation and our business, financial condition or results of operations.

We may be reliant on export sales which will subject us to many risks inherent in engaging in international business, including:

•	Limitations and disruptions resulting from the imposition of government controls;
•	Changes in regulatory requirements;
•	Export license requirements;
•	Economic or political instability;
•	Trade restrictions;
•	Changes in tariffs;
•	Currency fluctuations;
•	Long receivable collection periods and greater difficulty in accounts receivable collection;
•	Great difficulty in safeguarding intellectual property;
•	Difficulties in managing overseas subsidiaries and international operations; and
•	Potential adverse tax consequences.

Any of these risks could materially affect our international operations, which may adversely affect our business, results of operations and financial condition.

Failure to comply with antibribery and corruption laws could adversely affect our business.

We are additionally subject to numerous legal and regulatory requirements that prohibit bribery and corrupt acts. These include the Foreign Corrupt Practices Act and the UK Bribery Act 2010, as well as similar legislation in many of the countries in which we operate. We have in place a global anticorruption compliance program designed to ensure compliance with these laws and regulations. However, there are no assurances our compliance program will be effective. In many countries where we operate, practices in the local business community may not conform to international business standards and could violate anticorruption law or regulations. Furthermore, we remain subject to the risk that a full-time, temporary or contract employee could engage in business practices that are prohibited by our policies and these laws and regulations. Any such violations could adversely affect our business.

We may be exposed to employment-related claims and costs from clients or third parties that could materially adversely affect our business, financial condition and results of operations.

We are in the business of employing people and placing them in the workplaces of other businesses. Risks relating to these activities include:

•	claims arising out of the actions or inactions of our associates, including matters for which we may have indemnified a client;
•	claims by our associates of discrimination or harassment directed at them, including claims relating to actions of our clients;
•	claims related to the employment of undocumented or illegal workers;
•	payment of workers’ compensation claims and other similar claims;
•	violations of employee pay and benefits requirements such as violations of wage and hour requirements;
•	retroactive entitlement to employee benefits;
•	errors and omissions of our associates, particularly in the case of professionals, such as accountants; and
•	claims by our clients relating to our associates’ misuse of clients’ proprietary information, misappropriation of funds, other criminal activity or torts or other similar claims.

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We may incur fines and other losses or negative publicity with respect to these problems. In addition, some or all of these claims may give rise to litigation, which could be time-consuming to our management team and costly and could have a negative impact on our business.

We cannot be certain our insurance will be sufficient in amount or scope to cover all claims that may be asserted against us. Should the ultimate judgments or settlements exceed our insurance coverage, they could have a material effect on our results of operations, financial position and cash flows. We cannot be certain we will be able to obtain appropriate types or levels of insurance in the future, that adequate replacement policies will be available on acceptable terms, if at all, or that the companies from which we have obtained insurance will be able to pay claims we make under such policies.

Our business exposes us to competition law risk.

We will be subjected to antitrust and competition law in the United States, the European Union, and many other regions in which we intend to and operate in. Some of our business models may carry a heightened risk of regulatory inquiry under relevant competition laws. Although we have put in place safeguards designed to maintain compliance with applicable competition laws, there can be no assurance these protections will be adequate, and there is a risk that we will be subject to regulatory investigation by relevant authorities.

There is no assurance we will successfully defend against such regulatory inquiries, and they may consume substantial amounts of our financial and managerial resources, and result in adverse publicity, even if successfully resolved. An unfavorable outcome with respect to these matters and any future matters could, individually or in the aggregate, result in substantial liabilities that have a material adverse effect upon our business, financial condition or results of operations.

Changes in sentiment toward the staffing industry could affect the marketplace for our services.

From time to time, the staffing industry has come under criticism from unions, works councils, regulatory agencies and other constituents that maintain that labor and employment protections, such as wage and benefits regulations, are subverted when clients use contingent staffing services. Our business is dependent on the continued acceptance of contingent staffing arrangements as a source of flexible labor for our clients. If attitudes or business practices in some locations change due to pressure from organized labor, political groups or regulatory agencies, it could have a material adverse effect on our business, results of operation and financial condition.

We may not be able to generate revenues from international operations and may encounter significant difficulties in connection with the sale of our products and services in international markets.

In addition, as we intend to become a SEC registrant, we will be subject to the regulations imposed by the Foreign Corrupt Practices Act, or FCPA, which generally prohibits registrants and their intermediaries from making improper payments to foreign officials for the purpose of obtaining or keeping business or obtaining an improper business benefit.  We have adopted proactive procedures to promote compliance with the FCPA, but we may be held liable for actions taken by our strategic or local partners or agents even though these partners or agents may not themselves be subject to the FCPA. Any determination that we have violated the FCPA could materially and adversely affect our business, results of operations and financial condition.

We are subject to risks associated with currency exchange rate fluctuations in the world markets in which we conduct business.

Most of our revenues are expected to be derived from sales denominated in dollars or are linked to the dollar.  However, a portion of our expenses, principally salaries and related personnel expenses, are expected to be incurred in other currencies.  Therefore, our costs in such other currencies, as expressed in dollars, are influenced by the exchange rate between the dollar and the relevant currency.

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We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

As of August 31, 2015, the Company had 58,300,000 shares of common stock issued and outstanding. Pursuant to our Articles of Incorporation, we have authorized 800,000,000 total shares, of which 700,000,000 were designated for the common stock. Accordingly, we may issue up to an additional 641,700,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

If we do not obtain additional financing, our business may fail

The current burn rate is the cost associated with running our operations and is projected to increase substantially once operations begin. We anticipate requiring at least $500,000 over the next 12 months to satisfy our cash needs, which, even if we sold all shares in this offering, would not be reached.

We anticipate that additional funding will be needed for general administrative expenses, website development and marketing costs, establishing an advertising and marketing program, research & development, and general corporate expenses. We intend to raise the required funds through additional equity and/or debt placements. However, there is no guarantee that we will be able to raise the required cash and because of this our business may fail. The specific cost requirements needed to maintain operations will depend upon demand generated from potential clients but initial projections are discussed in the Plan of Operations.

We do not currently have any arrangements for financing.  Obtaining additional funding will be subject to a number of factors, including general market conditions, investor acceptance of our business plan and initial results from our business operations.  These factors may impact the timing, amount, terms or conditions of additional financing available to us.  The most likely source of future funds available to us is through the sale of additional shares of common stock or advances from our sole director.

Failure by us to respond to changes in consumer preferences could result in lack of sales revenues and may force us out of business.

The markets for our products and services are influenced by rapidly changing technology, evolving industry standards and changing customer requirement. Our future success will depend on our ability to enhance our current products and services, advertise and market our services and respond to emerging industry standards and other technological changes on a timely and cost effective basis. There can be no assurance that we will be successful in enhancing our existing service offerings on a timely basis or that any new enhancements will achieve market acceptance. If we fail to anticipate, or respond adequately, to changes in technology and customer preferences these events could have a material adverse effect on our business, financial condition and results of operation.

It is uncertain whether we can obtain a customer base.

We do not have any oral or written agreements with any customers. Customers may choose to procure services and products from companies other than ours. Such actions will adversely affect our financial condition and results of operations.

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We may not have access to a qualified workforce.

In order to carry out our business plan, we will initially rely on a small work force comprised of contract labor rather than permanent employees. Consequently, we are faced with a risk of not being able to access a sufficient number of suitable independent contractors to maintain a necessary level of operation.

We will need to expand our skilled personnel and retain those personnel that we do hire.

We will be required to hire and retain skilled employees at all levels of our operations in a market where such qualified employees might be in high demand and subject to receiving competing offers.  The inability to hire needed employees on a timely basis and/or the inability to retain those that we do hire could have a material adverse effect on our ability to meet the schedules of our strategic plan.

We have minimal operating history and have maintained losses since inception, which we expect to continue into the future.

We were incorporated on June 11, 2015 and have very limited operations. We have not generated any revenue to date. Our business is still under the developmental stage. We have limited operating history upon which an evaluation of our future success or failure can be made. Based upon our proposed plans, we expect to incur significant operating losses in future periods. This will happen because there are substantial costs and expenses associated with the development and marketing of our products and services. We may fail to generate revenues in the future. If we cannot attract a significant number of customers, we will not be able to generate any significant revenues or income. Failure to generate revenues will cause us to go out of business because we will not have the money to pay our ongoing expenses.

We are dependent on certain key personnel.

The Company is dependent on the services of its Chief Executive Officer, Mr. Sergio Camarero Blanco, Chief Financial Officer, Jesús Emilio Hoyos Quintero and consultants hired.   The loss of services of any of these individuals could impair the Company’s ability to execute its planned transactions, and manage the operations of the business, and could have a material adverse effect on the Company’s business, financial condition and results of operations.

We do not have any employment agreements or maintain key person life insurance policies on our officer, director and consultants. We do not anticipate entering into employment agreements with them or acquiring insurance in the foreseeable future.

We may not be able to compete effectively against our competitors.

We expect to face strong competition from well-established companies and small independent companies like our self that may result in price reductions and decreased demand for our products and services. We will be at a competitive disadvantage in obtaining the facilities, employees, financing and other resources required to provide online platforms and exchanges demanded by prospective customers. Our opportunity to obtain customers may be limited by our financial resources and other assets. We expect to be less able than our larger competitors to cope with generally increasing costs and expenses of doing business.

Because our current president has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Mr. Sergio Camarero Blanco and Mr. Jesús Emilio Hoyos Quintero, our officers and directors, each currently devote approximately twenty hours per month, providing management services to us. While they presently possesses adequate time to attend to our interest, it is possible that the demands on them from other obligations could increase, with the result that they would no longer be able to devote sufficient time to the management of our business. The loss of Mr. Sergio Camarero Blanco and/or Mr. Jesús Emilio Hoyos Quintero to our company could negatively impact our business development.

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RISK FACTORS RELATED TO OUR COMMON STOCK

We are selling our offering of 3,000,000 shares of common stock without an underwriter and may be unable to sell any shares.

Our offering of 3,000,000 shares is self-underwritten, that is, we are not going to engage the services of an underwriter to sell the shares; we intend to sell our shares through our President, who will receive no commissions. He will offer the shares to non U.S. residents that include friends, family members, and business associates; however, there is no guarantee that he will be able to sell any of the shares. Unless he is successful in selling all of the shares and we receive the proceeds from this offering, we may have to seek alternative financing to implement our business plan.

Because there are no minimum proceeds the Company can receive from its offering of 3,000,000 shares, the Company may not raise sufficient capital to implement its planned business and your entire investment could be lost.

The Company is making its offering of 3,000,000 shares of common stock on a best-efforts basis and there is no minimum amount of proceeds the Company may receive. Funds raised under this offering will not be held in trust or in any escrow account and all funds raised regardless of the amount will be available to the Company. In the event the company does not raise sufficient capital to implement its planned operations, your entire investment could be lost.

The concentration of the Company’s capital stock ownership by certain shareholders will limit its stockholders’ ability to influence corporate matters and may involve other risks.

Arc Capital Ltd. is currently the beneficial owner of an aggregate of approximately 37.74% of the Company’s outstanding common stock, and 50% of the outstanding shares of preferred stock Series A, as of August 31, 2015. This concentrated control limits the ability of the Company’s other stockholders to influence corporate matters and, as a result, the Company may take actions with which its other stockholders do not agree.

You will be relying on the judgment of our management regarding our use of proceeds.

We expect to use the net proceeds for general corporate purposes, including working capital and capital expenditures. Consequently, our management will have significant flexibility in applying the net proceeds of this offering.  You will be relying on the judgment of our management regarding the application of the proceeds.  Our management will have the ability to apply the proceeds of this offering as it deems appropriate without shareholder approval.

Broker-dealers may be discouraged from effecting transactions in our shares because they are considered penny stocks and are subject to the penny stock rules.

Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended, impose sales practice and disclosure requirements on broker-dealers who make a market in “penny stocks”. A penny stock generally includes any non-NASDAQ equity security that has a market price of less than $5.00 per share. Our shares currently are not traded on NASDAQ nor on any other exchange nor are they quoted on the OTC Markets.

There is no liquidity and no established public market for our common stock and we may not be successful at obtaining a quotation on a recognized quotation service. In such event it may be difficult to sell your shares.

There is presently no public market in our shares and an active trading market in our securities may not develop or, if developed, may not be sustained.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares when desired.

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We have arbitrarily determined the price of the Shares.

We have arbitrarily set the price of the Shares without specific reference to the status of any securities market and other relevant factors, such as the book value of our shares or any other financial ratio or metric. The offering price for the Units should not be considered an indication of the actual value of the Shares and is not based on our net worth or prior earnings.

USE OF PROCEEDS

Proceeds will be used to cover development expenses for the setting up office, professional fees, setting up a website and online management system, for the hiring of personnel to promote the company, research and development, and for general corporate purposes.

Our private offering of 3,000,000 shares is being made on a self-underwritten basis: no minimum number of shares must be sold in order for the offering to proceed. The offering price per share is $0.15. The following table sets forth the uses of proceeds assuming the sale of 25%, 50%, 75% and 100%, respectively, of the securities offered for sale by the Company. There is no assurance that we will raise the full $450,000 as anticipated.

	If 25% of Shares Sold	If 50% of Shares Sold		If 75% of Shares Sold	If 100% of Shares Sold
(1) GROSS PROCEEDS FROM THIS OFFERING	$112,500	$225,000		$337,500	$450,000

Legal and Accounting fees	$20,000	$40,000		$40,000	$40,000
Set up office	$15,000	$30,000		$30,000	$30,000
Set up a website and online management system	$15,000	$30,000		$30,000	$30,000
Set up an advertising and marketing program	$20,000	$50,000		$50,000	$50,000
Research & Development	$42,500	$50,000		$137,500	$200,000
General Corporate Expenses			$$25,000	$50,000	$100,000
Total	$112,500	$225,000		$337,500	$450,000

(1)	Expenditures for the 12 months following the completion of this offering. The expenditures are categorized by significant area of activity.

Please see a detailed description of the use of proceeds in the “Plan of Operation” section of this prospectus.

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DILUTION

The price of our offering of 3,000,000 shares is fixed at $0.15 per share. This price is significantly higher than the price per share paid by our existing shareholders.

Dilution represents the difference between the offering price and the net tangible book value per share immediately after completion of this offering. Net tangible book value is the amount that results from subtracting total liabilities and intangible assets from total assets. Dilution arises mainly as a result of our arbitrary determination of the offering price of the shares being offered. Dilution of the value of the shares you purchase is also a result of the lower book value of the shares held by our existing stockholders

As of August 31, 2015, the net tangible book value of our shares of common stock was $3,009 or $0.00005 per share based upon 58,300,000 shares outstanding. The following table illustrates dilution to investors on an approximate dollar per share basis, depending upon whether we sell 100%, 75%, 50%, or 25% of the shares being offered in the Primary Offering:

Percentage of Offering Shares Sold	100%	75%	50%	25%
Offering price per share	0.15000	0.15000	0.15000	0.15000
Net tangible book value per share before offering	0.00005	0.00005	0.00005	0.00005
Increase per share attributable to investors	0.00734	0.00557	0.00376	0.00191
Pro forma net tangible book value per share after offering	0.00739	0.00562	0.00381	0.00196
Dilution per share to investors	0.14261	0.14438	0.14619	0.14804

PLAN OF DISTRIBUTION

Plan of Distribution for the Company’s Offering of 3,000,000 Shares

Nova has 58,300,000 common shares of common stock issued and outstanding as of the date of this prospectus. The Company is offering an additional 3,000,000 shares of its common stock for sale at the price of $0.15 per share. In connection with the Company’s selling efforts in the offering, Mr. Sergio Camarero Blanco will not register as a broker-dealer pursuant to Section 15 of the Exchange Act, but rather will rely upon the “safe harbor” provisions of SEC Rule 3a4-1, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Generally speaking, Rule 3a4-1 provides an exemption from the broker-dealer registration requirements of the Exchange Act for persons associated with an issuer that participate in an offering of the issuer’s securities. Mr. Sergio Camarero Blanco is not subject to any statutory disqualification, as that term is defined in Section 3(a)(9) of the Exchange Act. Mr. Sergio Camarero Blanco will not be compensated in connection with his participation in the offering by the payment of commissions or other remuneration based either directly or indirectly on transactions in our securities. Mr. Sergio Camarero Blanco is not, nor has he been within the past 12 months, a broker or dealer, and he is not, nor has he been within the past 12 months, an associated person of a broker or dealer. At the end of the offering, Mr. Sergio Camarero Blanco will continue to primarily perform substantial duties for the Company or on its behalf otherwise than in connection with transactions in securities. Mr. Sergio Camarero Blanco will not participate in selling an offering of securities for any issuer more than once every 12 months other than in reliance on Exchange Act Rule 3a4-1(a)(4)(i) or (iii).

Nova will receive all proceeds from the sale of the 3,000,000 shares being offered. The price per share is fixed at $0.15 for the duration of this offering. Our common stock is not listed on a public exchange or quoted over-the-counter.

The Company’s shares may be sold to purchasers from time to time directly by and subject to the discretion of the Company. Further, the Company will not offer its shares for sale through underwriters, dealers, agents or anyone who may receive compensation in the form of underwriting discounts, concessions or commissions from the Company and/or the purchasers of the shares for whom they may act as agents. The shares of common stock sold by the Company may be occasionally sold in one or more transactions; all shares sold under this prospectus will be sold at a fixed price of $0.15 per share.

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All shares will be sold outside the United States to non-U.S. persons pursuant to Regulation S exemption from the registration requirements of Section 5 of the Securities and Exchange Act of 1933, as amended (the “Act”).

Terms of the Offering

The shares will be sold at the fixed price of $0.15 per share until the completion of this offering. The minimum amount of subscription required per investor is 1,000 shares at a total cost of $150. Subscriptions, once accepted by the Company, are irrevocable. This offering will commence on the date of this prospectus and continue for a period of 3 months. At the discretion of our board of director, we may discontinue the offering before expiration of the 3 month period, or extend it beyond the 3 month period.

Penny Stock Rules

Our stock is a penny stock.  The SEC has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions.  Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”.  The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account.  The bid and offer quotations and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules.  Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities.  We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the SEC, Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer.  Prior to recommending speculative, low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information.  Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers.  The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

The Securities Exchange Commission has also adopted rules that regulate broker-dealer practices in connection with transactions in “penny stocks” as such term is defined by Rule 15g-9. Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or provided that current price and volume information with respect to transactions in such securities is provided by the exchange).

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The shares offered by this prospectus constitute penny stock under the Securities and Exchange Act. The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, which makes it more difficult for a purchaser to liquidate his or her investment. Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to the penny stock rules.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Commission, which: (i) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (ii) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities’ laws; (iii) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and significance of the spread between the bid and ask price; (iv) contains a toll-free telephone number for inquiries on disciplinary actions; (v) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (vi) contains such other information and is in such form as the Commission shall require by rule or regulation. The broker-dealer also must provide to the customer, prior to effecting any transaction in a penny stock,

(i) bid and offer quotations for the penny stock; (ii) the compensation of the broker-dealer and its salesperson in the transaction; (iii) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (iv) monthly account statements showing the market value of each penny stock held in the customer’s account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements will have the effect of reducing the trading activity in the secondary market for our stock because it will be subject to these penny stock rules. Therefore, stockholders may have difficulty selling those securities.

DETERMINATION OF OFFERING PRICE

The offering price of the 3,000,000 shares being offered has been determined arbitrarily by us. The price does not bear any relationship to our assets, book value, earnings, or other established criteria for valuing a privately held company. In determining the number of shares to be offered and the offering price, we took into consideration our cash on hand and the amount of money we would need to set up offices and aid in the maintenance of our online operations. Accordingly, the offering price should not be considered an indication of the actual value of the securities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

Certain statements contained in this prospectus, including statements regarding the anticipated development and expansion of our business, our intent, belief or current expectations, primarily with respect to the future operating performance of the Company and the products we expect to offer and other statements contained herein regarding matters that are not historical facts, are “forward-looking” statements. Future filings with the Securities and Exchange Commission, future press releases and future oral or written statements made by us or with our approval, which are not statements of historical fact, may contain forward-looking statements, because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.

All forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they are made.

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Plan of Operation

We plan to expand through the various levels of development based upon the amount of cash that is received. We plan to begin our initial phase of operations if this offering proves to be successful.

In the next twelve months, following completion of our public offering, we plan to construct a detailed plan of activities to expand our business operations.

Industry

UAV

The drones industry, more technically referred to as Unmanned Aerial Vehicles (UAVs) industry has been constantly growing starting from 2010 and it appears to be representing one of the fastest expanding and evolving market segments. Analysts’ projections forecast a worldwide industry valued at $91 billion by 2024, with an annual expenditure estimated at $11.5 billion (Teal Group 2014 UAVs market study).

The UAVs market is rapidly attracting the attention of investors worldwide: the positive projections and optimism about the future development of the industry, have driven both start-ups and well-established companies previously operating in other market sectors, to enter the UAVs market, none withstanding the regulatory debate surrounding the industry, as international policy makers and stakeholders are concerned with evaluating the potential risks and economic impact of these technologies.

HR

HR services represent one of the world’s fastest-growing industries, with a global market size of about € 322 billion in 2014 (up by an estimated 4% compared to 2013)[1]. In many major economies, staffing and other HR services are still in development. Changing labor market trends and client needs, including an aging population, shifting surpluses and shortages, and increased flexibility, require the development of new solutions.

Growth in our industry is driven by cyclical and structural factors. The major cyclical driver is economic growth. Demand for temporary and permanent staff tends to increase when GDP grows – specifically, when GDP growth exceeds productivity gains. Career transition, on the other hand, has an inverse relationship with economic growth, i.e. outplacement activity increases when GDP declines. The strength of the cyclical relationship between industry growth and GDP growth depends on the point in the economic cycle, the stability or volatility of the cycle, and the maturity of the industry in a country (largely driven by the regulatory situation and history).

Several structural factors drive the development of our industry. Technological advances have had a large impact on productivity and have clearly changed labour needs: demand for labour has shifted from sectors such as agriculture and manufacturing to services and creative industries. These changes have opened up a skills gap for highly qualified workers and the ageing of the workforce is widening this gap further. The realisation of companies that a flexible workforce drives competitiveness has also changed the demand for labour towards more temporary staffing. As well as these demand-side factors, important trends are also occurring on the labour supply side, such as the greater mobility of workers and the increased number of people offering their skills as independent contractors. While these varied trends affect our industry in different ways and to different degrees, the overall impact is positive for the growth of our industry.

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At the beginning of a recession, companies react to lower demand by reducing staff. Typically, the first ones to be let go are temporary workers, while companies try to keep permanent employees. However, at the beginning of a recovery, temporary workers will usually be the first to be hired. Permanent jobs will only be created when the economic environment becomes more stable and confidence improves. Therefore, permanent employment growth lags behind temporary growth. The position in the cycle also has a strong impact on career transition. The longer and deeper a recession, the more career transition is needed.

Greater flexibility in dealing with peaks and troughs in demand is achieved by companies employing temporary workers as a part of their workforce. Current production trends, oriented towards made-to-order, are structurally increasing the need of companies for flexible staffing levels. The inventory-to-sales ratio in all businesses in the USA declined by 14% between 1992 and 2014. These trends are expected to continue and should further drive demand for temporary staffing.

While demand for labour in many economies has shifted to more specialised roles, the supply of labour has not been able to adapt. The unemployment rate among workers with lower qualifications has increased in the developed countries and a high number of specialised roles remain vacant. The staffing and recruitment industry can help to narrow this gap by accessing additional demographic groups (e.g. students, part-timers, retirees), by taking full advantage of its global presence and pool of candidates, and by facilitating mobility.

Nowadays, individuals are more willing to move across borders to pursue work opportunities and enhance their careers. At the same time, more experienced people increasingly offer their services as independent contractors. These trends satisfy the need of companies for greater flexibility and better job-profile matches in order to overcome the growing talent shortage in many industries.

The regulatory framework of labour markets in individual countries has a significant influence on the size of HR services markets and growth rates. The appropriate regulation of the HR industry, and in particular the temporary labour market, balances flexibility with security for companies and workers alike, and drives the efficiency of labour markets. Each market requires appropriate regulation to increase efficiency and allow HR services companies to play their role in creating jobs and increasing labour market participation.

Going Concern

Our cash balance is $20,000 as of August 31, 2015. We do not believe that our cash balance is sufficient to fund our limited levels of operations, even for one month, given our cash burn rate. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. This is because we have yet to generate revenues since incorporation, and if this continues we will not be able to meet our cash needs for both administrative and operational expenses.

This offering is for the purpose of setting up offices and helping defray the costs of developing our business plan, operating and maintaining our internet-based operations. But it will not satisfy our 12-month expected cash needs of over $100,000. We therefore will likely need to conduct future offerings of equity and/or debt securities in the next 12 months. We have no agreements in place with anyone in place – for example, an agreement to purchase our debt or loan us money – that can assure us that we will have sufficient funds to proceed with our business plan in the next year.

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Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Limited operating history; Need for additional capital

There is little historical financial information about us upon which to base an evaluation of our performance. We are in the start-up stage operations and have generated no revenue. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of new business enterprises, including limited capital resources and possible cost overruns due to price and cost increases in services and products.

We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

RESULTS OF OPERATIONS

From Inception (June 11, 2015) to August 31, 2015

During the period, we incorporated the Company, and began operations. Our loss since inception is $4,841.

Since inception, we have offered and sold 58,300,000 shares of common stock. Of the 58,300,000 shares of common stock: (1) 8,700,000 shares of common stock was issued payment for services to be provided to Nova relating to public listing; (2) 22,000,000 shares of common stock was issued to Arc Capital Ltd; (3) 5,800,000 shares of common stock was issued to consultants for services; (4) 8,000,000 shares of common stock was issued each to Sergio Camarero Blanco and Jesús Emilio Hoyos Quintero for the founding of the subsidiary, TalentCloud Limited; and (5) a total of 5,800,000 shares of common stock was issued to CBC Consultants, Ltd and Capital Flows Ltd for their respective investments.

Liquidity and Capital Resources

As of August 31, 2015, the company had $20,000 cash and our total liabilities were $19,698, consisting primarily of due to related parties for advanced payments and compensation payable. The available capital reserves of the Company are not sufficient for the Company to remain operational.

We cannot guarantee that we will be able to sell all the shares required. If we are successful, any money raised will be applied to the items set forth in the Use of Proceeds section of this prospectus. Our primary priority will be to have sufficient capital to cover our legal and accounting expenses. Once these costs are accounted for, in accordance with how much cash we are able to retain, we will focus on meeting all our planned expenses.

There is substantial doubt if we can continue as an on-going business for the next twelve months unless we obtain additional capital. No substantial revenues are anticipated until we have completed the financing from this offering and implemented our plan of operations. We must raise cash to implement our strategy and stay in business. The amount of the offering will likely be insufficient for us to operate for at least one year

We are highly dependent upon the success of this offering and, if necessary, future the private offerings of equity or debt securities. Therefore, the failure thereof would result in the need to seek capital from other resources such as taking loans, which may not even be possible for the Company. At such time these funds are required, management would evaluate the terms of such debt financing. If the Company cannot raise additional proceeds via a private placement of its equity or debt securities, or secure a loan, the Company would be required to cease business operations. As a result, investors would lose all of their investment.

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SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and are presented in US dollars.

Use of Estimates

Management uses estimates and assumption in preparing these financial statements in accordance with GAAP. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Income Taxes

The Company accounts for income taxes under ASC 740 “Income Taxes” which codified SFAS 109, “Accounting for Income Taxes” and FIN 48 “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Fair Value of Financial Instruments

Accounting Standards Codification Topic 820, “Disclosures About Fair Value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities, which are deemed to be financial instruments. The Company’s financial instruments consist primarily of cash.

Per Share Information

The Company computes net loss per share accordance with FASB ASC 205 “Earnings per Share”. FASB ASC 205 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Stock Based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC Topic 718. To date, the Company has not adopted a stock option plan and has not granted any stock options.

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DESCRIPTION OF BUSINESS

Organization Within the Last Five Years

On June 11, 2015, the Company was incorporated under the laws of the State of Florida. We were formed to market and sell UAV around the world. The Company through its CEO and CFO, incorporated a subsidiary, TalentCloud Ltd, a Hong Kong based corporation, on June 25, 2015 to provide Corporate Solutions. We are in the development stage, and have yet to realize revenues from our operations.

Mr. Sergio Camarero Blanco has served as our President, Chief Executive Officer and Treasurer, from June 11, 2015, until the current date, and is also a director of Nova. Mr. Jesús Emilio Hoyos Quintero has served as our Chief Financial Officer and director from June 11, 2015 until the current date.

We are authorized to issue 700,000,000 shares of common stock, par value $0.0001 per share. On June 11, 2015, we issued 8,000,000, 8,000,000 and 22,000,000 shares of common stock to Mr. Sergio Camarero Blanco, Mr. Jesús Emilio Hoyos Quintero and Arc Capital Ltd respectively. Mr. Sergio Camarero Blanco and Mr. Jesús Emilio Hoyos Quintero acquired such 8,000,000 shares of common stock for the incorporation of Nova’s wholly owned subsidiary, TalentCloud Limited. Arc Capital Ltd acquired such 22,000,000 shares of common stock as the founder of Nova.

General

We were incorporated on June 11, 2015 in the State of Florida. We have never declared bankruptcy, have never been in receivership, and have never been involved in any legal action or proceedings. Since incorporation, we have not made any significant purchase or sale of assets.

From inception until the date of this filing we have had minimal operating activities, primarily consisting of the incorporation of our company and subsidiary, the aggregate equity funding of $20,000 by CBC Consultants Ltd and Capital Flows Ltd, and research & development.

Our financial statements from inception (June 11, 2015) through August 31, 2015 reported no revenues and a net loss of $18,441.

The Company

Nova, incorporated on June 11, 2015 under the laws of the State of Florida, and is a development stage company in the business of smart and intelligent solutions for a wide array of industries. We believe we differentiate our business from other business solutions as we create and build both drones and solutions that improve the synergy between processes and the people to work better together through the development and marketing of UAVs and our Corporate Solutions. With deep technical software, such as Bitrix, a cloud based CRM solution integrated with finance, and industry expertise, we are driven to offer smart and integrated solutions for companies.

The Company intends to generate revenue from, among other things, sale of UAV products and services and Corporate Solutions services.

To date, no significant progress has been made to further our business plan; however, we have begun to establish strategic partnerships and operations that we believe is in line with our mission and plans have been made and are appropriate for consideration when sufficient funds are available.

We are not a "blank check" company as that term is defined in Rule 419 of Regulation C of the Securities Act of 1933, as we have a specific business plan or purpose and operations and do not include a plan to merge with or acquire a private company to be used as a vehicle for a reverse acquisition in the next 12 months.

The Company’s principal offices are located at 6790 Collins Avenue, Miami Beach, State of Florida, 33141. Our telephone number is (786) 220-3322.

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Our operations to date have been devoted primarily to start-up, development activities, research and development, which include:

•	Formation of the Company;

•	Development of our business plan;

•	Execution of initial stages of our business plan;

•	Establishing our corporate website; and

•	Researching available domain names for the online platforms and exchanges.

We have not generated revenues to date and our activities have been limited to developing our business plan, and research and development. We will not have the necessary capital to further develop or execute our business plan until we are able to secure financing. There can be no assurance that such financing will be available on suitable terms. Even if we raise 100% of the aggregate offering amount of this offering, we will not have sufficient capital to increase revenues from expanding our operations. We do not anticipate generating substantial revenues until at least 18 months after we complete a capital raise.

Marketing Our Products and Services

We will be directly contacting businesses to market our products and services.

Competition

The market for UAV and human resources is global. Therefore, there already exist a significant number of suppliers of these products and services. There are both small and large suppliers in the market but the Company considers the markets to be quite fragmented.

We will therefore be competing with many of these companies on the basis of the speed of transactions, ability to capture consumers’ preferences, quality of products and services, and price of our respective products and services among other things. The markets in which we are competing are intensely competitive and, with respect in particular to the UAV industry, is also rapidly changing. Our largest competitors include senseFly (owned by France-based publicly listed Parrot SA), Aeryon Labs Inc., CybAero, DJI and Gryphon Dynamics. Barriers to entry are not significant and we expect competition to intensify in the future. Although we believe no one company currently offers a range of services and products as we intend, many companies offer alternatives to one or more of our products and services.

The Corporate Solutions segment competes in the employment services industry by offering a broad range of services, including permanent, temporary and contract recruitment, project-based workforce solutions, assessment and selection, training, career and talent management, managed service solutions, outsourcing, consulting and professional services.

Our industry is large and fragmented, comprised of thousands of firms employing millions of people and generating billions of United States dollars in annual revenues. In most areas, no single company has a dominant share of the employment services market. In addition to ManpowerGroup, the largest publicly owned companies specializing in recruitment services are Adecco, S.A. (Switzerland) and Randstad Holding N.V. (Netherlands). We also compete against a variety of regional or specialized companies such as Kelly Services, Inc., Robert Half Inc., Kforce Inc., PageGroup, Korn/Ferry International and Alexander Mann. It is a highly competitive industry, reflecting several trends in the global marketplace such as the notably increasing demand for skilled people, employers’ desire for more flexible working models and consolidation among clients and in the employment services industry itself. We manage these trends by leveraging established strengths; geographic diversification; size and service scope; an innovative product mix; recruiting and assessment expertise; and a strong client base. While staffing is an important aspect of our business, our strategy is focused on providing both the skilled employees our clients need and high-value workforce management, outsourcing and consulting solutions.

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Employees

We currently have no employees. Our officers and directors handle the company’s day to day operations. We have engaged a number of consultants to expand our operations.

Insurance

We do not maintain any insurance. Because we do not have any insurance, if we are made a party of a legal action, we may not have sufficient funds to defend the litigation. If that occurs, a judgment could be rendered against us that could cause us to cease operations

Employees; Identification of Certain Significant Employees

We are a development stage company and currently have no employees. Mr. Sergio Camarero Blanco, our Chief Executive Officer and director, and Mr. Jesús Emilio Hoyos Quintero, our Chief Financial Officer are non-employee officers and directors of the Company. We intend to hire employees on an as needed basis.

Offices

The Company’s principal offices are located at 6790 Collins Avenue, Miami Beach, State of Florida, 33141. Our telephone number is (786) 220-3322.

Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction which we would conduct activities in the future. As of now there are no consistent governmental approvals or any existing government regulations on our business. We do believe that regulation may have a material impact on the way we conduct our business.

Intellectual Property

We currently have not obtained any copyrights, patents or trademarks. We do not anticipate filing any copyright or trademark applications related to any assets over the next 12 months.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The Director and Officer currently serving our Company is as follows:

Name	Age	Positions and Offices
Sergio Camarero Blanco	29	President, Chief Executive Officer, Secretary, Treasurer, Director
Jesús Emilio Hoyos Quintero	30	Chief Financial Officer, Director

The directors named above will serve until the next annual meeting of the stockholders or until their respective resignation or removal from office. Thereafter, directors are anticipated to be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement, of which none currently exists or is contemplated.

Sergio Camarero Blanco	29	President, CEO, Secretary, Treasurer, and Director

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Mr. Sergio Camarero Blanco is the Founder of Nova Smart Solutions Inc. Mr. Sergio Camarero Blanco is a young entrepreneur with vast experience in development and implementation of applied technologies in different industries, Mr. Sergio Camarero Blanco has also been part of the metals and mining industry working for world's leading integrated steel and mining company ArcelorMittal between 2011-2013 as the Head of Leadership development assistant and Change Leader; and the human resources industry through Bestep as a general manager from 2013-2014 and as an Account Manager with K2 Recruitment (China). Mr Sergio Camarero Blanco holds an MBA from Bradford University since 2011.

Jesús Emilio Hoyos Quintero 30 CFO and Director

Mr. Jesús Emilio Hoyos Quintero is the Chief Financial Officer of Nova Smart Solutions Inc. Since 2012, Mr. Jesús Emilio Hoyos Quintero has acted as the Accounts Payable Supervisor for Hotelbeds (the world’s leading accommodation wholesaler), responsible for all the trade payables in the Middle East Asia Pacific Region (MEAPAC). He has a vast experience leading finance operations in a multicurrency environment and managing cross-cultural teams. Prior to Hotelbeds, Mr. Jesús Emilio Hoyos Quintero has been working as an economic researcher for the Colombian Cotton Federation from 2011 to 2012.. He holds an MBA from Bradford University since 2011.

Significant Employees and Consultants

Mr. Sergio Camarero Blanco, Chief Executive Officer of Nova and director and Mr. Jesús Emilio Hoyos Quintero, Chief Financial Officer of Nova and director, are our only employees (though not considered “employees” for the purpose of determining employee status under tax laws).

Nova currently engages the services of the following 7 consultants:

Public Markets Listing and Business Development – Abraham Dominguez Cinta

Mr. Cinta is responsible for the provision of consulting services relating to the public markets.

Public Markets Listing and Business Development – Carlos Guillermo Lopez Martinez

Mr. Martinez is responsible for the provision of consulting services relating to the public markets.

Finance & Accounting and Business Development – Rory Man Lok San

Mr. San is responsible for providing consulting services relating to the financial matters of the company.

Administration and Business Development – Xiaoyue Zhang, Wuhan, China

Ms. Zhang is responsible for the providing of consulting services relating to the administration of the company.

Natural Resources and Business Development (Europe) – Nikolaos M. Balomenos, Athens, Greece

Mr. Balomenos is responsible for the providing of consulting services relating to the natural resources segment of the company.

Aviation and Business Development – Yuchen Jia, Taian, China

Mr. Jia is responsible for the providing of consulting services relating to the aviation segment of the company.

Security Systems and Business Development – Qiaojiang Huang, Shanghai, China

Ms. Huang is responsible for the providing of consulting services relating to the security systems segment of the company.

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Conflicts of Interest

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our directors. The Board of Directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board established a nominating committee. The Board is of the opinion that such committees are not necessary since the Company is an early development stage company and has only two directors, and to date, such directors have been performing the functions of such committees. Thus, there is a potential conflict of interest in that our directors have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions.

Involvement in Certain Legal Proceedings

The Company is not involved in any legal proceedings, nor or any pending or threatened to our knowledge.

Further, there are no legal proceedings that have occurred in the past 10 years concerning our officers and directors, or consultants, which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Officer for all services rendered in all capacities to us for the fiscal periods indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plane Compensation ($)	Nonqualified Deferred Compensation ($)	All Other COmpensation ($)	Total ($)
Sergio Camarero Blanco(1)	2015	0	0	800	0	0	7,500	0	8,300
Jesús Emilio Hoyos Quintero(2)	2015	0	0	800	0	0	6,100	0	6,900

(1)	President and Chief Executive Officer, Secretary, Treasurer and Director.
(2)	Chief Financial Officer and Director

We currently do not pay any compensation to our directors serving on our board of directors.

Stock Option Grants

We have not granted any stock options to the executive officers since our inception. Upon the further development of our business, we will likely grant options to our directors and officers consistent with industry standards forbusinesses similar to ours.

33

Employment Agreements

The Company is not a party to any employment agreement and has no compensation agreement with its officers and directors, Mr. Sergio Camarero Blanco and Mr. Jesús Emilio Hoyos Quintero.

Director Compensation

The following table sets forth director compensation as of August 31, 2015:

Name	Fees Earned Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sergio Camarero Blanco	0	800	0	0	11,250	0	12,050
Jesús Emilio Hoyos Quintero	0	800	0	0	9,150	0	9,950

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of August 31, 2015, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 58,300,000 shares of our common stock issued and outstanding as of August 31, 2015. We do not have any outstanding warrant or options convertible into shares of our common stock. Arc Capital Ltd., Sergio Camarero Blanco and Jesús Emilio Hoyos Quintero currently own 2 shares, 1 share and 1 share of Preferred Series A stock respectively. Each Preferred Series A stock is convertible into the total number of issued and outstanding shares of the Common Stock at time of conversion (“Issued Common”) plus the total number of issued and outstanding shares of the Series B Preferred Stock at time of conversion (“Issued B”) plus the total number of issued and outstanding shares of the Series C Preferred Stock at time of conversion (“Issued C”). The above three figures, after being added together, is multiplied by two, then divided by the number of issued and outstanding shares of Series A Preferred Stock at time of conversion (“Issued A”). CBC Consultants Ltd and Capital Flows Ltd currently own 100 shares Preferred Series B stock each, which is convertible to 1,000,000 shares of Common stock for each share of Preferred Series B stock. Abraham Dominguez Cinta, Rory Man Lok San and Carlos Guillermo Lopez Martinez currently owns 50 shares each of Preferred Series E stock, which is convertible to 100,000 shares of Common stock for each share of Preferred Series E stock.

34

Title of Class	Name of Beneficial Owner	Number of Shares Owned Beneficially	Percent of Class Owned
Common Stock:	Sergio Camarero Blanco President, Chief Executive Officer, Secretary, Treasurer and Director	8,000,000	13.6%
	Jesús Emilio Hoyos Quintero Chief Financial Officer and DirectorArc Capital Ltd	8,000,000	13.6%
	Arc Capital Ltd	22,000,000	37.4%
All executive officers and directors as a group		16,000,000	27.2%

 LEGAL MATTERS

The Company is not aware of any legal proceedings, current, threatened or pending, against it.

EXPERTS

No experts were engaged in connection with the offering of these securities.

35

F-1

Consolidated Statement of Financial Position

June 11, 2015 (inception) to August 31, 2015 (Unaudited)
Aug 31, 15
ASSETS
Current Assets
Petty Cash	20,000
Prepaid Expenses	1,450
Total Current Assets	21,450

Non-Current Assets
Furniture and Equipment	1,409
Accumulated Depreciation	153
Net Furniture and Equipment	1,257
Total Non-Current Assets	1,257
TOTAL ASSETS	22,707

LIABILITIES AND EQUITY
Current Liabilities
Due to Shareholders	6,098
Compensation Payable	13,600
Total Current Liabilities	19,698
TOTAL LIABILITIES	19,698

Equity
Additional Paid-In Capital	15,620
Capital Stock	5,830
Preferred Stock Series A	0
Preferred Stock Series B	0
Preferred Stock Series E	0
Accumulated Profit (Loss)	(18,441)
Total Equity	3,009
TOTAL LIABILITIES AND EQUITY	22,707
F-2

Consolidated Statement of Operations June 11, 2015 (inception) to August 31, 2015 (Unaudited)
Operating Expenses
Compensation Expense	13,600
Computer and Internet Expenses	1,829
Depreciation Expense	153
Meals and Entertainment	317
Office Supplies	242
Professional Fees	1,624
Travel Expense	676
Total Operating Expenses	18,441

Net Income (Loss)	$(18,441)

F-3

Consolidated Statements of Stockholders’ Equity (Deficit)

June 11, 2015 (inception) to August 31, 2015

(Unaudited)

												AMOUNT ($)
DATE	DESCRIPTION	NO. OF SHARES P/S A	PAR VALUE	Pref Stock A	NO. OF SHARES P/S B	PAR VALUE	Pref Stock B	NO. OF SHARES P/S E	PAR VALUE	Pref Stock E	NO. OF SHARES C/S	PAR VALUE	COMMON STOCK	APIC	RETAINED EARNINGS	TOTAL
6/1/2015	Balance, June 1, 2015	—		—	—		—	—		—	—		—	—	—	—
6/11/2015	Arc Capital Ltd, Founding of Company	2	0.0001	0.00	—		—	—		—	22,000,000	0.0001	2,200	(2,200)		—
6/11/2015	Sergio Camarero, Incorporation of Subsidiary and engagement as CEO	1	0.0001	0.00	—		—	—		—	8,000,000	0.0001	800	(800)		—
6/11/2015	Jesus Hoyas, Incorporation of Subsidiary and engagement as CEO	1	0.0001	0.00	—		—	—		—	8,000,000	0.0001	800	(800)		—
6/15/2015	Carlos Martinez, Payment for Public Listing Related Services							50	0.0001	0.01	2,900,000	0.0001	290			290
6/18/2015	Abraham Cinta, Payment for Public Listing Related Services							50	0.0001	0.01	2,900,000	0.0001	290			290
6/19/2015	Rory San, Payment for Public Listing Related Services							50	0.0001	0.01	2,900,000	0.0001	290			290
6/23/2015	Xiaoyue Zhang, Payment for Admin Assistant Services										2,900,000	0.0001	290			290
6/28/2015	Nikolaos Balomenos, Incentive Payment for Management Consulting Services in Europe										2,900,000	0.0001	290			290
8/24/2015	Issuance of Common Stock per Investment from Capital Flows Ltd				100	0.0001	0.01				2,900,000	0.0001	290	9,710		10,000
8/28/2015	Issuance of Common Stock per Investment from CBC Consultants LTD				100	0.0001	0.01				2,900,000	0.0001	290	9,710		10,000
8/31/2015	Net Loss for the period ended 8/31/15; Nova Smart Solutions Inc.														(8,334)
	Talent Cloud Limited														(10,107)
															(18,441)	(18,441)
8/31/2015	Balance, August 31, 2015	4		—	200		0.02	150		0	58,300,000		5,830	15,620	(18,441)	3,009

F-4

Consolidated Statement of Cash Flows June 11, 2015 (inception) to August 31, 2015 (Unaudited)
Jun - Aug 15
OPERATING ACTIVITIES
Net Income	(18,441)
Adjustments to reconcile Net Income
to net cash provided by operations:
Prepaid Expenses	(1450.03)
Due to Shareholders	5,707.67
Compensation Payable	13,600.00
Net cash provided by Operating Activities	(193.46)
INVESTING ACTIVITIES
Accumulated Depreciation	152.56
Furniture and Equipment	(1,409.13)
Net cash provided by Investing Activities	(1,256.57)
FINANCING ACTIVITIES
Additional Paid-In Capital	15,619.98
Capital Stock	5,830.00
Preferred Stock Series B	0.03
Preferred Stock Series E	0.02
Net cash provided by Financing Activities	21,450.03
Net cash increase for period	20,000.00
Cash at end of period	20,000.00

F-5

Nova Smart Solutions Inc.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2015

Note 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Nova Smart Solutions Inc. ("Nova" or the "Company") was incorporated on June 11, 2015, under the laws of the State of Florida.  The Company is in the development stage as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915, “Development Stage Entities”.  The Company provides products and services for consumers that seek a better lifestyle.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Revenue will be recognized at the time the product is delivered or services are performed.  Provision for sales returns will be estimated based on the Company's historical return experience.  Revenue will be presented net of returns.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Information

The Company follows Accounting Standards Codification ("ASC") 280, "Segment Reporting".  The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Net Loss Per Common Share

Basic net (loss) income per common share is calculated using the weighted average common shares outstanding during each reporting period.  Diluted net (loss) income per common share adjusts the weighted average common shares for the potential dilution that could occur if common stock equivalents (convertible debt and preferred stock, warrants, stock options and restricted stock shares and units) were exercised or converted into common stock.  There were no common stock equivalents at August 31, 2015.

F-6

Nova Smart Solutions Inc.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2015

Note 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Deferred income taxes are recognized for the tax consequences related to temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes at each year end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  A valuation allowance is recognized when, based on the weight of all available evidence, it is considered more likely than not that all, or some portion, of the deferred tax assets will not be realized.  Income tax expense is the sum of current income tax plus the change in deferred tax assets and liabilities.

ASC 740, Income Taxes, requires a company to first determine whether it is more likely than not (which is defined as a likelihood of more than fifty percent) that a tax position will be sustained based on its technical merits as of the reporting date, assuming that taxing authorities will examine the position and have full knowledge of all relevant information.  A tax position that meets this more likely than not threshold is then measured and recognized at the largest amount of benefit that is greater than fifty percent likely to be realized upon effective settlement with a taxing authority.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees in accordance with ASC 718, Compensation - Stock Compensation.  ASC 718 requires all share-based compensation payments to be recognized in the financial statements based on the fair value using an option pricing model.  ASC 718 requires forfeitures to be estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from initial estimates.

Equity instruments granted to non-employees are accounted for in accordance with ASC 505, Equity.  The final measurement date for the fair value of equity instruments with performance criteria is the date that each performance commitment for such equity instrument is satisfied or there is a significant disincentive for non-performance.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  There were no cash equivalents at August 31, 2015.

F-7

Nova Smart Solutions Inc.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2015

Note 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

Pursuant to ASC No. 820. "Fair Value Measurement and Disclosures," the Company is required to estimate the fair value of all financial instruments included on its balance sheet as of May 31, 2015. The Company's financial instruments consist of cash. The Company considers the carrying value of such amounts in the financial statements to approximate their fair value due to the short-term nature of these financial instruments.

Recent Pronouncements

There are no recent accounting pronouncements that apply to the Company.

Note 2.  STOCKHOLDER'S EQUITY

The Company has authorized 700,000,000 shares of common stock.  At August 31, 2015, the Company had 58,300,000 shares of its common stock issued and outstanding. The Company has authorized 100,000,000 shares of common stock. At August 31, 2015, the Company had outstanding 4 share of our Series A Convertible Preferred Stock, 200 shares of our Series B Convertible Preferred Stock, and 150 shares of our Series E Convertible Preferred Stock issued and outstanding.

In June 2015, the Company issued 22,000,000 shares of common stock for the founding of the Company. 8,000,000 shares and 8,000,000 of common stock were issued to Sergio Camarero Blanco and Jesús Emilio Hoyos Quintero, respectively for the incorporation of the subsidiary, TalentCloud Limited.   In June, 2015, the Company issued 8,700,000 shares of common stock for public listing related services, 5,800,000 shares of common stock was issued to consultants for services. In August, 2015, two batches of 2,900,000 shares of common stock was issued for two investments of $10,000 each to CBC Consultants Ltd and Capital Flows Ltd.

Note 3. INCOME TAXES   The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

Income tax provision at the federal statutory rate	15%
Effects of Operating Losses	(15)%
0%

F-8

Nova Smart Solutions Inc.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2015

Note 3.  INCOME TAXES (continued)

As of August 31, 2015, the Company has a net operating loss carryforward of approximately $18,441.  This loss will be available to offset future taxable income.  If not used, this carryforward will expire in 2035. The deferred tax asset relating to the operating loss carryforward has been fully reserved at August 31, 2015.

Note 4.  BASIS OF REPORTING

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a loss from operations during its development stage as a result of its long-range operating plan which is meant to build the Company slowly as opposed to generating revenues in the early stages.  For the period from June 11, 2015 (inception) to August 31, 2015, the Company incurred a net loss of approximately $18,441.  In addition, the Company has no significant assets or revenue generating operations.

The Company currently does not have sufficient cash to sustain itself for the next 12 months, and will require additional funding in order to execute its plan of operations and to continue as a going concern.  To meet its cash needs, management expects to raise capital through a public offering.  In the event that this funding does not materialize, certain directors have agreed, orally, to loan sufficient funds to maintain the Company's operations for the next 12 months.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 6.  SUBSEQUENT EVENTS

In accordance with ASC 855, management has evaluated the subsequent events through the date of issuance of the financial statements.  Based upon this evaluation, there are no subsequent events that require disclosure.

F-9